GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.


                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2003

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange



                              450 Lexington Avenue
                              New York, N.Y.  10017
                         212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the nine months ended September 30, 2003, the investment return to our stockholders was 15.5% (assuming reinvestment of all dividends). The net asset value per Common Share increased 15.4%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 14.7%. For the twelve months ended September 30, 2003, the return to our stockholders was 18.6% and the return on the net asset value per Common Share was 20.1%; these compare with a return of 24.3% for the S&P 500. During each period, the discount at which our shares traded fluctuated moderately and at September 30, 2003, it was 9.9%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2003, the net assets applicable to the Company's Common Stock were $909,167,385, equal to $30.51 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2003 was $126,543,696. During this period, the net realized loss on securities sold was $6,981,962 and the increase in unrealized appreciation was $141,234,927. Net investment income for the nine months was $382,120 and distributions to preferred stockholders amounted to $8,091,389.

During the nine months, 764,000 shares of the Company's Common Stock were repurchased for $18,548,308 at an average discount from net asset value of 9.6%.

The economy appears to be strengthening in response to continuing monetary accommodation and fiscal stimulus. The recovery may not achieve historical norms, however, since job creation and average hourly wage gains, essential elements for sustained consumer spending, remain weak.

The market has moved broadly higher, with the biggest gains, by far, having accrued to the lowest priced, lowest quality and riskiest stocks. While speculative leadership may propel the market for some time, our record suggests that superior long-term performance generally results from holding companies of high quality with strong financials and powerful positions in their respective industries.

On September 23, 2003, the Company redeemed all of its then outstanding 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, Series A at a redemption price of $25.00 per share. The Series A Preferred Shares were issued originally on June 19, 1998.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years, have a liquidation preference of $25.00 per share plus accrued dividends and are listed on the New York Stock Exchange, symbol GAM Pr B. Trading of the shares on the NYSE is expected to begin later this month. The net proceeds from the offering were $193.2 million. The underwriting discount and other expenses associated with the offering amounted to $6.8 million and were charged to paid-in capital.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through September 30, 2003. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

October 8, 2003

2      STATEMENT OF ASSETS AND LIABILITIES September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $416,586,158)                                                            $771,095,881
   Convertible corporate note (cost $9,698,828)                                                   10,050,000
   Corporate discount notes (cost $183,111,243)                                                  183,111,243
   U.S. Treasury bills (cost $149,380,194)                                                       149,380,194
                                                                                               -------------
      Total investments (cost $758,776,423)                                                    1,113,637,318

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $67,500
   Receivable for securities sold                                           1,898,909
   Deposit with broker for securities sold short                           10,158,047
   Dividends, interest and other receivables                                  400,352
   Prepaid expenses                                                         6,854,766
   Other                                                                      353,715             19,733,289
                                                                           ----------          -------------
TOTAL ASSETS                                                                                   1,133,370,607

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         5,092,726
   Preferred dividend accrued but not yet declared                            231,389
   Securities sold short, at value (proceeds $10,158,047) (note 1a)        10,605,409
   Accrued expenses and other liabilities                                   8,273,698
                                                                          -----------

TOTAL LIABILITIES                                                                                 24,203,222

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
   8,000,000 shares at a liquidation value of $25 per share (note 2)                             200,000,000
                                                                                                ------------

NET ASSETS APPLICABLE TO COMMON STOCK - 29,797,356 shares (note 2)                              $909,167,385
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                      $30.51
                                                                                                ============
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 29,797,356 shares at par value (note 2)                  $29,797,356
   Additional paid-in capital (note 2)                                    538,665,891
   Accumulated realized loss on investments                                (6,807,860)
   Undistributed net income                                                 1,429,854
   Unallocated distributions on Preferred Stock                            (8,331,389)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized
        appreciation of $402,965,679)                                     354,413,533
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $909,167,385
                                                                                                ============
(see notes to financial statements)


3   STATEMENT OF OPERATIONS Nine Months Ended September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends                                                               $4,573,293
   Interest                                                                 3,264,251
   Other income                                                               212,767             $8,050,311
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      4,624,412
   Administration and operations                                            2,076,945
   Office space and general                                                   394,744
   Transfer agent, custodian and registrar fees and expenses                  144,378
   Auditing and legal fees                                                    143,250
   Directors' fees and expenses                                               115,982
   Stockholders' meeting and reports                                          103,275
   Miscellaneous taxes                                                         65,205              7,668,191
                                                                            ---------             ----------
NET INVESTMENT INCOME                                                                                382,120

REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized loss on investments:
     Long transactions                                                     (6,540,256)
     Short sale transactions (note 1b)                                       (441,706)
                                                                          -----------
   Net realized loss on investments                                        (6,981,962)
   Net increase in unrealized appreciation                                141,234,927
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                          134,252,965

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (8,091,389)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $126,543,696
                                                                                                ============
(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2003       December 31,
                                                                           (Unaudited)              2002
                                                                       ------------------       -----------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                     $382,120             $5,698,197
   Net realized gain (loss) on investments                                 (6,981,962)            17,039,043
   Net increase (decrease) in unrealized appreciation                     141,234,927           (264,293,395)
                                                                          -----------           ------------
   Distributions to Preferred Stockholders:
      From net income                                                            -                (3,726,000)
      From long-term capital gains                                               -                (7,074,000)
      Unallocated distributions on Preferred Stock                         (8,091,389)                    -
                                                                          -----------            -----------
       Decrease In Net Assets From Preferred Distributions                 (8,091,389)           (10,800,000)
                                                                          -----------            -----------


INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               126,543,696           (252,356,155)
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gains in 2002               (305,033)            (6,606,164)
   From long-term capital gains                                              (915,098)           (12,540,285)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (1,220,131)           (19,146,449)
                                                                          -----------           ------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                 6,410,677
   Cost of Common Shares purchased (note 2)                               (18,548,307)           (23,245,666)
   Underwriting discount and other expenses associated with the issuance
     of Preferred Stock (note 2)                                           (6,800,000)                    -
                                                                          -----------           ------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (25,348,307)           (16,834,989)
                                                                          -----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                      99,975,258           (288,337,593)
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                       809,192,127          1,097,529,720
                                                                          -----------          -------------
END OF PERIOD (including undistributed net income of $1,429,854 and
   $1,352,767, respectively)                                             $909,167,385           $809,192,127
                                                                         ============          =============
(see notes to financial statements)


5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            General American Investors


The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2003 and for each year in the five-year period ended December 31, 2002. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                               Nine Months
                                                  Ended                         Year Ended December 31,
                                           September 30, 2003    --------------------------------------------------------
                                               (Unaudited)           2002       2001        2000        1999       1998
                                               -----------       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period             $26.48         $35.14      $39.91      $41.74      $34.87      $29.15
                                                   -------         ------      ------      ------      ------      ------
      Net investment income                            .01            .19         .41         .53         .45         .47
      Net gain (loss) on securities -
        realized and unrealized                       4.56          (7.88)       (.66)       6.12       11.32        9.44
                                                   -------         ------      ------      ------      ------      ------

      Distributions on Preferred Stock:
        Dividends from investment income               -             (.12)       (.07)(a)    (.11)(b)    (.07)(c)    (.03)
        Distributions from capital gains               -             (.23)       (.29)       (.29)       (.35)       (.20)
        Unallocated                                   (.27)             -           -           -           -        (.01)
                                                   -------         ------      ------      ------      ------      ------
                                                      (.27)          (.35)       (.36)       (.40)       (.42)       (.24)
                                                   -------         ------      ------      ------      ------      ------
   Total from investment operations                   4.30          (8.04)       (.61)       6.25       11.35        9.67
                                                   -------         ------      ------      ------      ------      ------
   Less distributions on Common Stock:
        Dividends from investment income              (.01)          (.21)(d)    (.88)(e)   (2.30)(f)    (.71)(g)    (.48)
        Distributions from capital gains              (.03)          (.41)      (3.28)      (5.78)      (3.77)      (3.24)
                                                   -------         ------      ------      ------      ------      ------
                                                      (.04)          (.62)      (4.16)      (8.08)      (4.48)      (3.72)
                                                   -------         ------      ------      ------      ------      ------

   Capital Stock transaction -
      effect of Preferred Stock offering              (.23)           -           -           -           -          (.23)
                                                   -------         ------      ------      ------      ------      ------
   Net asset value, end of period                   $30.51         $26.48      $35.14      $39.91      $41.74      $34.87
                                                   =======         ======      ======      ======      ======      ======

   Per share market value, end of period            $27.49         $23.85      $33.47      $36.00      $37.19      $30.44
                                                   =======         ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share           15.45%*      (27.21)%      4.33%      19.10%      39.22%      31.31%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)               $909,167       $809,192  $1,097,530  $1,155,039  $1,094,519    $868,933
   Ratio of expenses to average net assets
      applicable to Common Stock                      0.90%*         0.97%       1.02%       1.09%       1.01%       0.95%
   Ratio of net income to average net assets
      applicable to Common Stock                      0.04%*         0.61%       1.15%       1.24%       1.23%       1.50%
   Portfolio turnover rate                           13.15%*        22.67%      23.81%      40.61%      33.68%      34.42%
PREFERRED STOCK
   Liquidation value, end of period
    (000's omitted)                               $200,000       $150,000    $150,000    $150,000    $150,000    $150,000
   Asset coverage                                      555%           639%        832%        870%        830%        679%
   Liquidation preference per share                 $25.00         $25.00      $25.00      $25.00      $25.00      $25.00
   Market value per share                           $25.38         $25.85      $25.90      $24.25      $21.75      $25.88

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.
   *Not annualized

6            STATEMENT OF INVESTMENTS September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors


     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS                                                                    (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
      20,000    The Boeing Company                                        (COST $614,000)           $686,600
                                                                                                   ---------

COMMUNICATIONS AND INFORMATION SERVICES (5.2%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    CIENA Corporation (a)                                                              3,223,000
     900,000    Cisco Systems, Inc. (a)                                                           17,631,000
     620,000    Cox Communications, Inc. Class A (a)                                              19,604,400
     450,000    Juniper Networks, Inc.(a)                                                          6,750,000
                                                                                                  ----------
                                                                       (COST $31,949,018)         47,208,400
                                                                                                  ----------
COMPUTER SOFTWARE AND SYSTEMS (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                3,789,000
     350,000    VeriSign, Inc. (a)                                                                 4,711,000
                                                                                                   ---------
                                                                        (COST $4,111,632)          8,500,000
                                                                                                   ---------
CONSUMER PRODUCTS AND SERVICES (2.7%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Coca-Cola Enterprises Inc.                                                         5,241,500
     275,000    Ethan Allen Interiors Inc.                                                         9,900,000
     125,000    Newell Rubbermaid Inc.                                                             2,708,750
     150,000    PepsiCo, Inc.                                                                      6,874,500
                                                                                                  ----------
                                                                       (COST $17,111,384)         24,724,750
                                                                                                  ----------
ELECTRONICS (1.9%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)         16,945,475
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                                (COST $26,227,380)         26,602,000
                                                                                                  ----------

FINANCE AND INSURANCE (29.6%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.4%)
------------------------------------------------------------------------------------------------------------------------------------
     575,000    Annaly Mortgage Management, Inc.                                                   9,441,500
     400,000    Golden West Financial Corporation                                                 35,804,000
     310,000    M&T Bank Corporation                                                              27,063,000
     225,000    SunTrust Banks, Inc.                                                              13,583,250
                                                                                                  ----------
                                                                       (COST $16,010,583)         85,891,750
                                                                                                  ----------
   INSURANCE (20.0%)
------------------------------------------------------------------------------------------------------------------------------------
     335,000    American International Group, Inc.                                                19,329,500
   1,000,000    Annuity and Life Re (Holdings), Ltd. (a)                                           1,140,000
         300    Berkshire Hathaway Inc. Class A (a)                                               22,500,000
     690,000    Everest Re Group, Ltd.                                                            51,860,400
     425,000    John Hancock Financial Services, Inc.                                             14,365,000
     110,000    Max Re Capital Ltd.                                                                1,872,200
     435,000    MetLife, Inc.                                                                     12,201,750
     500,000    PartnerRe Ltd.                                                                    25,335,000
     425,000    Reinsurance Group of America, Incorporated                                        17,318,750
     230,000    Transatlantic Holdings, Inc.                                                      16,357,600
                                                                                                 -----------
                                                                       (COST $98,680,833)        182,280,200
                                                                                                 -----------

   OTHER (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
      84,548    Central Securities Corporation                          (COST $2,132,865)          1,662,214
                                                                                                 -----------
                                                                      (COST $116,824,281)        269,834,164
                                                                                                 -----------



7      STATEMENT OF INVESTMENTS September 30, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                          General American Investors

    Shares or                                                                                       Value
Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (17.8%)
------------------------------------------------------------------------------------------------------------------------------------
    PHARMACEUTICALS (13.9%)
    --------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                $4,664,800
     900,000    Baxter International Inc.                                                         26,154,000
     300,000    Bristol-Myers Squibb Company                                                       7,698,000
     270,000    Genaera Corporation (a)                                                            1,277,100
     335,000    Genentech, Inc. (a)                                                               26,846,900
     375,000    Genta Incorporated (a)                                                             4,751,250
     275,000    IDEC Pharmaceuticals Corporation (a)                                               9,154,750
     234,000    MedImmune, Inc. (a)                                                                7,729,020
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                1,854,000
      75,000    OSI Pharmaceuticals, Inc. (a)                                                      2,448,750
   1,100,000    Pfizer Inc                                                                        33,418,000
                                                                                                 -----------
                                                                       (COST $84,542,077)        125,996,570
                                                                                                 -----------
   MEDICAL INSTRUMENTS AND DEVICES (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)         13,606,800
                                                                                                  ----------

   HEALTH CARE SERVICES (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     695,000    Health Net, Inc. (a)                                   (COST $15,334,735)         22,010,650
                                                                                                  ----------
                                                                      (COST $100,739,426)        161,614,020
                                                                                                 -----------
MISCELLANEOUS (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $13,475,009)         13,459,467
                                                                                                  ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     650,000    Halliburton Company                                     (COST $8,512,693)         15,762,500
                                                                                                  ----------

RETAIL TRADE (18.1%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation (a)                                                  21,805,000
   1,945,000    The Home Depot, Inc. (b)                                                          61,948,250
   2,500,000    The TJX Companies, Inc.                                                           48,550,000
     570,000    Wal-Mart Stores, Inc.                                                             31,834,500
                                                                                                 -----------
                                                                       (COST $49,944,422)        164,137,750
                                                                                                 -----------
SEMICONDUCTORS (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     200,000    Applied Materials, Inc. (a)                                                        3,626,000
     250,000    ASM International N.V. (a)                                                         3,682,500
     491,500    Brooks Automation, Inc. (a)                                                       10,272,350
     197,000    EMCORE Corporation (a)                                                               579,180
   1,644,900    IQE plc (a)                                                                          411,225
     250,000    Zarlink Semiconductor Inc. (a)                                                       977,500
                                                                                                  ----------
                                                                       (COST $24,189,800)         19,548,755
                                                                                                  ----------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     400,000    Cytokinetics, Incorporated Series E Preferred                                      2,000,000
     432,000    Silicon Genesis Corporation Series C Preferred                                        72,000
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                   ---------
                                                                        (COST $8,009,720)          2,072,000 (d)
                                                                                                   ---------

   TOTAL COMMON STOCKS (84.8%)                                        (COST $416,586,158)        771,095,881
                                                                                                 -----------


                  CONVERTIBLE CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
 $10,000,000    MedImmune Vaccines, Inc. 5 1/4% due 2/1/08              (COST $9,698,828)         10,050,000
                                                                                                  ----------



8     STATEMENT OF INVESTMENTS September 30, 2003 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $30,000,000    AIG Funding, Inc. notes due 10/6-11/4/03; 1.01%-1.03%                            $29,971,540
  38,900,000    American Express Credit Corporation notes due 10/7-11/17/03; 1.02%-1.04%          38,861,663
  14,600,000    Ford Motor Credit Company notes due 10/21-11/13/03; 1.24%-1.28%                   14,579,394
  32,100,000    General Electric Capital Corporation notes due 10/6-10/27/03; 1.03%-1.04%         32,069,113
  26,100,000    General Motors Acceptance Corporation notes due 10/2-11/6/03; 1.24%-1.28%         26,063,278
  28,700,000    Prudential Funding, LLC notes due 10/1-10/16/03; 1.02%-1.03%                      28,681,932
  12,900,000    Sears Roebuck Acceptance Corp. note due 10/28/03; 1.25%                           12,884,323
 150,000,000    U.S. Treasury bills due 1/29-3/18/04; 0.95%-1.00%                                149,380,194
                                                                                                 -----------
                TOTAL SHORT-TERM SECURITIES (36.6%)                   (COST $332,491,437)        332,491,437
     Liabilities in excess of cash, receivables and other assets                                  (4,469,933)
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (36.1%)                                        328,021,504
                                                                                                 -----------
PREFERRED STOCK (-22.0%)                                                                        (200,000,000)
                                                                                                 -----------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $909,167,385
                                                                                                 ===========

 (a) Non-income producing security.                             (c) Restricted security.
 (b) 1,000,000 shares held by custodian in a segregated         (d) Fair value of each holding in the opinion of the directors.
     custodian account as collateral for open short positions.


--------------------------------------------------------------------------------


       STATEMENT OF SECURITIES SOLD SHORT September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    NASDAQ-100 Trust, Series 1                                                        $9,726,000
      24,100    Southwest Bancorporation of Texas Inc.                                               879,409
                                                                                                 -----------
 TOTAL SECURITIES SOLD SHORT                                       (PROCEEDS $10,158,047)        $10,605,409
                                                                                                 ===========
(see notes to financial statements)

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied).

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,797,356 shares and 8,000,000 shares, respectively, were outstanding at September 30, 2003.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,800,000 and were charged to paid-in capital.

On September 23, 2003, the Company redeemed all of its then outstanding 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, Series A, at a redemption price of $25.00 per share. The Series A Preferred Shares were issued originally on June 19, 1998.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the Company's control should be presented outside of net assets in the statement of assets and liabilities.

 10           NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                         General American Investors

                 2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                   (Continued from bottom of previous page.)

Transactions in Common Stock during the nine months ended September 30, 2003 and the year ended December 31, 2002 were as follows:

                                                                           SHARES                      AMOUNT
                                                                  -----------------------     -------------------------
                                                                        2003      2002              2003        2002
                                                                  -----------------------     -------------------------
Shares issued in payment of dividends (includes 251,893
   shares issued from treasury)                                           -     251,893              -       $251,893
Increase in paid-in capital                                                                          -      6,158,784
                                                                                               ----------  ----------
   Total increase                                                                                    -      6,410,677
                                                                                               ----------  ----------

Shares purchased (at an average discount from net
   asset value of 9.6% and 9.1%, respectively)                       764,000    922,100        ($764,000)    (922,100)
Decrease in paid-in capital                                                                  (17,784,308) (22,323,566)
                                                                                             -----------   ----------
   Total decrease                                                                            (18,548,308) (23,245,666)
                                                                                             -----------   ----------
Net decrease                                                                                ($18,548,308)($16,834,989)
                                                                                             ===========  ===========

Distributions for tax and book purposes are substantially the same.

At September 30, 2003, the Company held in its treasury 1,434,207 shares of Common Stock with an aggregate cost in the amount of $34,825,681.

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during the nine months ended September 30, 2003 to its officers amounted to $3,323,000.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) for the nine months ended September 30, 2003 amounted to on long transactions $97,357,646 and $93,611,537, respectively, and on short sale transactions $5,283,160 and $9,288,832, respectively.

At September 30, 2003, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.




                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        ------------    ----------   ------------
Cytokinetics, Incorporated Series E Preferred              3/21/03      $2,000,000    $2,000,000
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720        72,000
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000            -
                                                                       -----------    ----------
Total                                                                   $8,009,720    $2,072,000
                                                                       ===========    ==========



                          6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $251,000 for the nine months ended September 30, 2003. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2003 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2003 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11   MAJOR STOCK CHANGES* Three Months Ended September 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

                                                                       Shares Held
INCREASES                                               Shares       September 30, 2003
----------------------------------------------------------------------------------------
NEW POSITIONS
   Applied Materials, Inc.                                   -             200,000 (a)
   Coca-Cola Enterprises Inc.                          275,000             275,000
   EMC Corporation                                           -             300,000 (a)
   VeriSign, Inc.                                            -             350,000 (a)

ADDITIONS
   Annaly Mortgage Management, Inc.                     75,000             575,000
   Baxter International Inc.                           250,000             900,000
   Health Net, Inc.                                     95,000             695,000
   PartnerRe Ltd.                                       10,000             500,000
   Pfizer Inc                                           75,000           1,100,000
   Republic Services, Inc.                             300,000           1,175,000
   The TJX Companies, Inc.                              75,000           2,500,000




DECREASES
----------------------------------------------------------------------------------------
ELIMINATIONS
   Baxter International Inc.
       7% Convertible Preferred Equity Units           114,500                   -
   Waste Management, Inc.                              409,000                   -
   Wind River Systems, Inc.                            339,500                   -

REDUCTIONS
   American International Group, Inc.                   40,000             335,000
   The Boeing Company                                  180,000              20,000
   Genentech, Inc.                                     150,000             335,000
   Genta Incorporated                                   25,000             375,000
   Golden West Financial Corporation                    10,000             400,000
   Max Re Capital Ltd.                                  50,000             110,000
   OSI Pharmaceuticals, Inc.                            50,000              75,000
   Reinsurance Group of America, Incorporated           25,000             425,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a)   Shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.

--------------------------------------------------------------------------------


                PROXY VOTING POLICIES AND PROCEDURES (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                   DIRECTORS
--------------------------------------------------------------------------------
                      Lawrence B. Buttenwieser, Chairman
       Arthur G. Altschul, Jr.                John D. Gordan, III
       Lewis B. Cullman                       Sidney R. Knafel
       Spencer Davidson                       Richard R. Pivirotto
       Gerald M. Edelman                      Joseph T. Stewart, Jr.
                            Raymond S. Troubh

                    William O. Baker, Director Emeritus
                    William T. Golden, Director Emeritus

                                   OFFICERS
--------------------------------------------------------------------------------
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Deutsche Bank Trust
  Company Americas

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com